Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending March 31, 2008 and 2007

	1st Quarter
(in thousands, except per share data)	2008	2007	Change
Operating Revenues
Oil and gas operations	$224,895	$194,033	$30,862
Natural gas distribution	296,751	298,628	(1,877)

Total operating revenues	521,646	492,661	28,985

Operating Expenses
Cost of gas	161,389	168,138	(6,749)
Operations & maintenance	86,552	82,043	4,509
Depreciation, depletion and amortization	42,416	38,020	4,396
Taxes, other than income taxes	34,905	30,312	4593
Accretion expense	1,045	950	95

Total operating expenses	326,307	319,463	6,844

Operating Income	195,339	173,198	22,141

Other Income (Expense)
Interest expense	(11,122)	(12,221)	1,099
Other income	244	561	(317)
Other expense	(596)	(195)	(401)

Total other expense	(11,474)	(11,855)	381

Income from Continuing Operations Before Income Taxes	183,865	161,343	22,522
Income tax expense	67,177	57,462	9,715

Income from Continuing Operations	116,688	103,881	12,807

Discontinued Operations, Net of Taxes
Income from discontinued operations	—	1	(1)
Gain on disposal of discontinued operations	—	—	—

Income from Discontinued Operations	—	1	(1)

Net Income	$116,688	$103,882	$12,806

Diluted Earnings Per Average Common Share
Continuing operations	$1.62	$1.44	$0.18
Discontinued operations	—	—	—

Net Income	$1.62	$1.44	$0.18

Basic Earnings Per Average Common Share
Continuing operations	$1.63	$1.45	$0.18
Discontinued operations	—	—	—

Net Income	$1.63	$1.45	$0.18

Diluted Avg. Common Shares Outstanding	72,125	72,124	1

Basic Avg. Common Shares Outstanding	71,637	71,482	155

Dividends Per Common Share	$0.12	$0.115	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)2

For the 12 months ending March 31, 2008 and 2007

	Trailing 12 Months
(in thousands, except per share data)	2008	2007	Change
Operating Revenues
Oil and gas operations	$856,454	$755,056	$101,398
Natural gas distribution	607,591	643,449	(35,858)

Total operating revenues	1,464,045	1,398,505	65,540

Operating Expenses
Cost of gas	311,680	347,185	(35,505)
Operations & maintenance	337,952	309,717	28,235
Depreciation, depletion and amortization	165,773	145,809	19,964
Taxes, other than income taxes	100,424	93,360	7,064
Accretion expense	4,043	3,671	372

Total operating expenses	919,872	899,742	20,130

Operating Income	544,173	498,763	45,410

Other Income (Expense)
Interest expense	(46,001)	(47,696)	1,695
Other income	2,351	865	1,486
Other expense	(1,360)	(1,072)	(288)

Total other expense	(45,010)	(47,903)	2,893

Income from Continuing Operations Before Income Taxes	499,163	450,860	48,303
Income tax expense	177,144	160,957	16,187

Income from Continuing Operations	322,019	289,903	32,116

Discontinued Operations, Net of Taxes
Income from discontinued operations	2	2	—
Gain on disposal of discontinued operations	18	53	(35)

Income from Discontinued Operations	20	55	(35)

Net Income	$322,039	$289,958	$32,081

Diluted Earnings Per Average Common Share
Continuing operations	$4.47	$3.99	$0.48
Discontinued operations	—	—	—

Net Income	$4.47	$3.99	$0.48

Basic Earnings Per Average Common Share
Continuing operations	$4.49	$4.02	$0.47
Discontinued operations	—	—	—

Net Income	$4.49	$4.02	$0.47

Diluted Avg. Common Shares Outstanding	72,088	72,674	(586)

Basic Avg. Common Shares Outstanding	71,650	72,138	(488)

Dividends Per Common Share	$0.465	$0.445	$0.02

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending March 31, 2008 and 2007

	1st Quarter
(in thousands, except sales price data)	2008	2007	Change
Oil and Gas Operations
Operating revenues
Natural gas	$130,954	$123,225	$7,729
Oil	64,099	54,084	10,015
Natural gas liquids	17,446	15,042	2,404
Other	12,396	1,682	10,714

Total	$224,895	$194,033	$30,862

Production volumes from continuing operations
Natural gas (MMcf)	16,427	15,547	880
Oil (MBbl)	944	927	17
Natural gas liquids (MMgal)	16.7	18.9	(2.2)
Production volumes from continuing ops. (MMcfe)	24,483	23,806	677
Total production volumes (MMcfe)	24,483	23,805	678
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.97	$7.93	$0.04
Oil (barrel)	$67.90	$58.36	$9.54
Natural gas liquids (gallon)	$1.04	$0.80	$0.24
Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$43,135	$35,409	$7,726
Production taxes	16,576	12,011	4,565

Total	$59,711	$47,420	$12,291

Depreciation, depletion and amortization	$30,396	$26,473	$3,923
General and administrative expense	$11,899	$13,792	$(1,893)
Capital expenditures	$74,397	$53,395	$21,002
Exploration expenditures	$349	$97	$252
Operating income	$121,495	$105,301	$16,194

Natural Gas Distribution
Operating revenues
Residential	$199,575	$203,798	$(4,223)
Commercial and industrial	77,505	77,722	(217)
Transportation	15,503	14,567	936
Other	4,168	2,541	1,627

Total	$296,751	$298,628	$(1,877)

Gas delivery volumes (MMcf)
Residential	11,531	11,579	(48)
Commercial and industrial	4,976	4,872	104
Transportation	14,297	13,420	877

Total	30,804	29,871	933

Other data
Depreciation and amortization	$12,020	$11,547	$473
Capital expenditures	$13,070	$14,967	$(1,897)
Operating income	$74,488	$68,437	$6,051

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending March 31, 2008 and 2007

	Trailing 12 Months
(in thousands, except sales price data)	2008	2007	Change
Oil and Gas Operations
Operating revenues
Natural gas	$507,135	$444,701	$62,434
Oil	261,512	193,401	68,111
Natural gas liquids	71,027	55,623	15,404
Other	16,780	61,331	(44,551)

Total	$856,454	$755,056	$101,398

Production volumes from continuing operations
Natural gas (MMcf)	65,180	63,044	2,136
Oil (MBbl)	3,897	3,654	243
Natural gas liquids (MMgal)	75.1	78.6	(3.5)
Production volumes from continuing ops. (MMcfe)	99,283	96,193	3,090
Total production volumes (MMcfe)	99,283	96,191	3,092
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.78	$7.05	$0.73
Oil (barrel)	$67.11	$52.93	$14.18
Natural gas liquids (gallon)	$0.95	$0.71	$0.24
Other data
Lease operating expense (LOE)
LOE and other	$156,006	$136,400	$19,606
Production taxes	58,363	48,427	9,936

Total	$214,369	$184,827	$29,542

Depreciation, depletion and amortization	$118,164	$100,764	$17,400
General and administrative expense	$48,971	$39,714	$9,257
Capital expenditures	$400,481	$268,168	$132,313
Exploration expenditures	$3,146	$4,169	$(1,023)
Operating income	$467,761	$421,911	$45,850

Natural Gas Distribution
Operating revenues
Residential	$384,068	$411,358	$(27,290)
Commercial and industrial	164,686	175,065	(10,379)
Transportation	50,191	47,782	2,409
Other	8,646	9,244	(598)

Total	$607,591	$643,449	$(35,858)

Gas delivery volumes (MMcf)
Residential	20,617	22,204	(1,587)
Commercial and industrial	10,697	11,157	(460)
Transportation	52,324	50,821	1,503

Total	83,638	84,182	(544)

Other data
Depreciation and amortization	$47,609	$45,045	$2,564
Capital expenditures	$56,965	$72,279	$(15,314)
Operating income	$78,793	$78,984	$(191)

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